FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
  DISTRIBUTION AND SHAREHOLDER SERVICES PLAN--ADVISOR CLASS AND C-CLASS SHARES
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 28, 2000,
                                   AS AMENDED

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                                     FORM OF
                                    EXHIBIT B

                               RYDEX SERIES FUNDS
           DISTRIBUTION AND SHAREHOLDER SERVICE FEES - C-CLASS SHARES

RYDEX FUNDS - C-CLASS
---------------------

      U.S. Government Money Market Fund
      Nova Fund
      Ursa Fund
      OTC Fund
      Juno Fund
      Medius Fund
      Arktos Fund
      U.S. Government Bond Fund
      Mekros Fund
      Large-Cap Europe Fund
      Large-Cap Japan Fund
      Large-Cap Value Fund
      Large-Cap Growth Fund
      Mid-Cap Value Fund
      Mid-Cap Growth Fund
      Inverse Mid-Cap Fund
      Small-Cap Value Fund
      Small-Cap Growth Fund
      Inverse Small-Cap Fund
      Strengthening Dollar Fund
      Weakening Dollar Fund
      Sector Rotation Fund
      Core Equity Fund
      Absolute Return Strategies Fund
      Hedged Equity Fund
      Market Neutral Fund
      Banking Fund
      Basic Materials Fund
      Biotechnology Fund
      Commodities Fund
      Consumer Products Fund
      Electronics Fund
      Energy Fund
      Energy Services Fund
      Financial Services Fund
      Health Care Fund
      Internet Fund
      Leisure Fund
      Precious Metals Fund
      Real Estate Fund
      Retailing Fund

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      Technology Fund
      Telecommunications Fund
      Transportation Fund
      Utilities Fund
      S&P 500 FUND
      RUSSELL 2000 FUND

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Distribution Services...........................Seventy-Five basis points (.75%)

Shareholder Services.............................Twenty-Five basis points (.25%)

CALCULATION OF FEES
-------------------

Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

                          ADDITIONS ARE NOTED IN BOLD.